UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 25, 2010
Date of report (date of earliest event reported)
Digi International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11001 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 912-3444
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to the Digi International Inc. 2000 Omnibus Stock Plan
          On December 4, 2009, the Board of Directors (the “Board”) of Digi International, Inc. (the “Company”) adopted, effective upon stockholder approval, amendments to the Digi International Inc. 2000 Omnibus Stock Plan (the “Omnibus Stock Plan”). At our Annual Meeting of Stockholders held on January 25, 2010, our stockholders approved the Omnibus Stock Plan, as amended. The amendments to the Omnibus Stock Plan effect the following changes:
•	The number of shares of Common Stock that may be issued under the Omnibus Stock Plan was increased by 2,500,000, from a total of 3,250,000 to a total of 5,750,000. This amendment to ensures that the Company has flexibility to meet its foreseeable future needs for stock options and any other awards to be granted under the Omnibus Stock Plan.

•	The expiration date of the Omnibus Stock Plan was extended from November 27, 2016 to December 4, 2019. This amendment enables the Company to grant stock options under the Omnibus Stock Plan until December 4, 2019.
          The description of the amendments to the Omnibus Stock Plan does not purport to be complete and is qualified in its entirety by reference to the Omnibus Stock Plan, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.
Amendment to the Digi International Inc. Employee Stock Purchase Plan
          On December 4, 2009, the Board approved an amendment to the Digi International Inc. Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of Common Stock of the Company that are reserved for future purchase under the Purchase Plan by an additional 250,000 shares. At our Annual Meeting of Stockholders held on January 25, 2010, our stockholders approved the Purchase Plan, as amended. The amendment to the Purchase Plan increased the total number of shares of Common Stock that may be sold to eligible employees to a total of 2,000,000 shares.
          The description of the amendment to the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan, which is filed as Exhibit 10.2 to this report and is incorporated by reference herein.
Amended Form of Notice of Grant of Stock Options and Option Agreement
          On January 26, 2010, the Compensation Committee of the Board approved an amended form of Notice of Grant of Stock Options and Option Agreement. The amended form is applicable for options awarded to optionees on or after January 26, 2010.
          The amended form of Notice of Grant of Stock Options is filed as Exhibit 10.3 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

10(a)	Digi International Inc. 2000 Omnibus Stock Plan, as amended and restated as of December 4, 2009.

10(b)	Digi International Inc. Employee Stock Purchase Plan, as amended and restated as of December 4, 2009.

10(c)	Form of Notice of Grant of Stock Options and Option Agreement (amended form for grants under Digi International Inc. 2000 Omnibus Stock Plan on or after January 26, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 29, 2010

DIGI INTERNATIONAL INC.

By:	/s/ Subramanian Krishnan
Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
10(a)	Digi International Inc. 2000 Omnibus Stock Plan, as amended and restated as of December 4, 2009.	Filed Electronically

10(b)	Digi International Inc. Employee Stock Purchase Plan, as amended and restated as of December 4, 2009.	Filed Electronically

10(c)	Form of Notice of Grant of Stock Options and Option Agreement (amended form for grants under Digi International Inc. 2000 Omnibus Stock Plan on or after January 26, 2010).	Filed Electronically